Exhibit 99.1
LIMELIGHT NETWORKS REPORTS FIRST QUARTER 2008 RESULTS
•	Grew revenue to $30.2 million, a 29% increase from the year-ago first-quarter
•	Signed 183 new customers, up from 84 new customers in last year’s first quarter, including 35 international and 77 signed in March
•	Introduced Limelight Live Event Services — a solution of professional services and advanced technologies — enabling content producers to broadcast live events
•	Announced content delivery network support for Microsoft Silverlight DRM powered by PlayReady
•	Launched content delivery network support for Adobe Flash Media Server 3
•	Received first patent award for digital rights management technology
TEMPE, Ariz. — 8 May 2008 — Limelight Networks, Inc (Nasdaq: LLNW) today reported first-quarter 2008 revenue of $30.2 million and a GAAP net loss of $18.4 million, or 22 cents per basic share. Non-GAAP net loss, adjusted for certain charges, was $2.0 million, or 2 cents per share. EBITDA adjusted for share-based compensation, litigation and damage costs, was $2.1 million. Limelight Networks’ non-GAAP EPS loss of 2 cents per basic share excludes a charge of 15 cents per basic share related to litigation and damage costs and 5 cents per basic share of share-based compensation.
Reconciliation of GAAP to non-GAAP net income is included in the attached tables.
“We are pleased with our customer addition rate, platform advancements, additions to our service suite, and progress towards our goal of delivering a brilliant client and end-user experience. Our number of new customer wins was up over 110% compared to the same quarter last year — despite an unfavorable verdict in our ongoing litigation with Akamai. Over 40% of these new customers were signed in March, after the verdict was announced, clearly demonstrating continued confidence in our business,” said Jeff Lunsford, chief executive officer, Limelight Networks, Inc.
Business Drivers
Limelight Networks signed 183 new customers in the first quarter, up significantly from 84 signed in the same quarter a year ago. Of those new customer wins, 35 were international, and 77 occurred in the month of March. The Company also saw early success with its newly announced Live Event Services product, continued growth of its electronic software delivery products, expanded agreements with existing customers, and international expansion in the quarter.
Solid Financial Footing
First-quarter revenue was $30.2 million, up 29 percent from $23.4 million in the year-ago first quarter and within the range of guidance previously provided by the Company.
“We are focused on continued growth of recurring revenues and further diversification of revenue streams, including extending our business into the enterprise sector. Our top 20 customers now account for 58% of total revenue, down from 64% a year ago,” said Matt Hale, chief financial officer, Limelight Networks, Inc.
Capital purchases were $3.1 million, down from $5.6 million in last year’s first quarter.
“We continue to make operational improvements throughout the business, including software platform enhancements and improvements in infrastructure performance.,” commented Hale.
Limelight Networks ended the quarter with no debt and approximately $195 million in cash and short-term marketable securities.
Second-Quarter Outlook
Limelight Networks anticipates second-quarter revenue to be in the range of $28 million to $30 million.
Conference Call and Web Audiocast
Management will host a quarterly conference call for investors beginning at 2:00 p.m. PST (5:00 p.m. EST). This call can be accessed toll-free at 1.800.561.2718 within the United States or 1.617.614.3525 outside of the U.S. using Conference ID 50345649.
The conference call will also be audiocast live at www.llnw.com and a replay will be available following the call from the Company’s website.

Financial Statements
LIMELIGHT NETWORKS, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31,	December 31,
	2008	2007
Assets
Cash and cash equivalents	$120,254	$113,824
Marketable securities	74,423	83,273
Accounts receivable, net	22,115	21,407
Income tax receivable	1,366	1,960
Prepaid expenses and other current assets	5,008	4,469

Current assets	223,166	224,933
Property and equipment, net	43,963	46,968
Marketable securities, less current portion	32	87
Other assets	876	1,440

Total assets	$268,037	$273,428

Liabilities and stockholders’ equity
Accounts payable	$4,929	$8,523
Accounts payable, related parties	150	230
Deferred revenue, current portion	5,399	4,237
Provision for litigation	55,264	48,130
Other current liabilities	14,753	9,312

Current liabilities	80,495	70,432
Deferred revenue, less current portion	7,328	8,189
Other liabilities	771	770

Total liabilities	88,594	79,391
Stockholders’ equity	179,443	194,037

Total liabilities and stockholders’ equity	$268,037	$273,428

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	December 31,
	2008	2007	2007	2006
Revenues	$30,202	$29,132	$23,353	$22,110
Costs and operating expenses:
Cost of revenues (1)(2)	20,672	18,435	14,497	13,232
General and administrative (1)(2)	13,329	7,961	7,774	10,061
Sales and marketing (1)	8,142	8,619	3,018	2,450
Research and development (1)	1,590	1,385	1,285	1,200
Provision for Litigation	7,134	48,130	—	—

Total costs and operating expenses	50,867	84,530	26,574	26,943

Operating loss	(20,665)	(55,398)	(3,221)	(4,833)
Interest expense	(21)	(6)	(573)	(431)
Interest income	1,891	2,035	89	129
Other income (expense)	170	(177)	—	105

Loss before income taxes	(18,625)	(53,546)	(3,705)	(5,030)
Income tax (benefit) expense	(183)	1,799	200	(51)

Net loss	$(18,442)	$(55,345)	$(3,905)	$(4,979)

Net loss allocable to common stockholders	$(18,442)	$(55,345)	$(3,905)	$(4,979)

Net loss per share:
Basic	$(0.22)	$(0.67)	$(0.18)	$(0.25)
Diluted	$(0.22)	$(0.67)	$(0.18)	$(0.25)
Shares used in per share calculations:
Basic	82,623	82,140	21,945	19,882
Diluted	82,623	82,140	21,945	19,882

(1)	Includes share-based compensation (see supplemental table for figures)

(2)	Includes depreciation (see supplemental table for figures)

LIMELIGHT NETWORKS, INC.
Supplemental Financial Data
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	December 31,
	2008	2007	2007	2006
Supplemental financial data (in thousands):
Share-based compensation:
Cost of revenues	$507	$479	$242	$201
General and administrative	1,665	1,454	3,743	4,655
Sales and marketing	1,306	1,272	235	143
Research and development	482	420	851	856

Total share-based Compensation	$3,960	$3,625	$5,071	$5,855

Depreciation and amortization:
Network-related depreciation	$6,013	$5,429	$4,688	$3,908
Other depreciation	247	278	137	91

Total depreciation and amortization	$6,260	$5,707	$4,825	$3,999

Capital expenditures:
Capital Expenditures (cash and accrual)	$3,095	$5,135	$5,575	$17,109

Net increase (decrease) in cash, cash equivalents and marketable securities	$(2,475)	$3,032	$4,995	$(3,501)

End of period statistics:
Number of production customers under recurring contract	1,232	1,157	726	693
Number of employees	244	239	167	123

LIMELIGHT NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	December 31,
	2008	2007	2007	2006
Cash flows from operating activities:
Net loss	$(18,442)	$(55,345)	$(3,905)	$(4,979)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,260	5,707	4,824	3,999
Share-based compensation	3,960	3,625	5,071	5,855
Deferred income tax (benefit) expense	(176)	33	(467)	(470)
Excess tax benefits related to stock option exercises		(1,596)	—
Accounts receivable charges	1,562	2,268	677	743
Accretion of debt discount	—	—	41	74
Accretion of marketable securities	(453)	(530)	—	—
Gain on sale of property and equipment	—	—	—	(175)
(Gain) Loss on foreign exchange	(106)	42	—	—
Loss on investment	55	387	—	—
Unrealized (gain) loss on marketable securities	(58)	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	(2,271)	(5,243)	1,998	(6,313)
Prepaid expenses and other current assets	87	1,037	(1,809)	(499)
Income taxes receivable	594	2,742	310	(3,124)
Other assets	564	11	(119)	(162)
Accounts payable	(4,678)	3,613	(732)	(6,074)
Accounts payable, related parties	(80)	230	1	781
Deferred revenue	301	135	20	—
Provision for litigation	7,134	48,130	—	—
Other current liabilities	5,035	(4,449)	630	2,161
Other long term liabilities	1	740	—	—

Net cash (used in) provided by operating activities:	(711)	1,536	6,540	(8,183)

Cash flows from investing activities:
Purchase of marketable securities	(34,725)	(2,081)	—	—
Sale of marketable securities	44,200	20,300	—	—
Purchases of property and equipment	(2,441)	(37,569)	(3,095)	(13,282)

Net cash provided by (used in) investing activities	7,034	(19,350)	(3,095)	(13,282)

Cash flows from financing activities:
Borrowings on credit facilities	—	—	—	23,818
Payments on credit facilities	—	—	—	(7,749)
Borrowings on line of credit	—	—	1,500	—
Payments on capital lease obligations	—	—	(159)	(71)
Payments on notes payable — related parties	—	—	—	—
Escrow funds returned from share repurchase	—	1,190	298	317
Excess tax benefits related to stock option exercises	—	1,573	23	1,627
Proceeds from exercise of stock options and warrants	107	175	31	200
Proceeds from preferred stock issuance	—	—	—	(107)
Proceeds from initial public offering, net of issuance costs	—	(47)	—	—
Effects of exchange rate changes on cash and cash equivalents	—	(4)	—	—

Net cash provided by financing activities	107	2,887	1,693	18,035

Net increase (decrease) in cash and cash equivalents	6,430	(14,926)	5,138	(3,430)
Cash and cash equivalents, beginning of period	113,824	128,750	7,611	11,041

Cash and cash equivalents, end of period	$120,254	$113,824	$12,749	$7,611

Use of Non-GAAP Financial Measures
     To evaluate our business, we consider and use Non-GAAP net income and EBITDA adjusted for share-based compensation and litigation and damage costs as a supplemental measure of operating performance. We consider Non-GAAP net income to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses and provision for litigation. We define EBITDA as GAAP net income before interest income, interest expense, other income and expense, provision for income taxes, depreciation and amortization. We define EBITDA adjusted for share-based compensation and litigation and damage costs as EBITDA plus expenses that we do not consider reflective of our ongoing operations. We use EBITDA adjusted for share-based compensation and litigation and damage costs as a supplemental measure to review and assess operating performance. We also believe use of EBITDA adjusted for share-based compensation and litigation and damage costs facilitates investors’ use of operating performance comparisons from period to period.
     The terms Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs are not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Our Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:
•	EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, our working capital needs;

•	they do not reflect the cash requirements necessary for litigation costs and damages accruals;

•	they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•	they do not reflect income taxes or the cash requirements for any tax payments;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs do not reflect any cash requirements for such replacements;

•	while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and

•	other companies may calculate EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP Net Income and EBITDA adjusted for share-based compensation and litigation and damage costs only as supplemental support for management’s analysis of business performance . Non-GAAP Net Income, EBITDA and EBITDA adjusted for share-based compensation and litigation and damage costs are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures
     In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	December 31,
	2008	2007	2007	2006
GAAP net loss	$(18,442)	$(55,345)	$(3,905)	$(4,979)

Provision for litigation	7,134	48,130	—	—
Share-based compensation	3,960	3,625	5,071	5,855
Litigation defense expenses	5,366	2,772	885	2,296
Deferred CDN Services not yet delivered	—	729	—	—
Deferred cost of traffic and services	—	21	—	—

Non-GAAP net (loss) income	$(1,982)	$(68)	$2,051	$3,172

Reconciliation of GAAP Net Income (Loss) to EBITDA to EBITDA
Adjusted for Share-Based Compensation and Litigation and Damage Costs
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,	December 31,
	2008	2007	2007	2006
GAAP net loss	$(18,442)	$(55,345)	$(3,905)	$(4,979)

Add: depreciation and amortization	6,260	5,707	4,825	3,999
Add: interest expense	21	6	573	431
Less: interest and other income	(2,062)	(1,858)	(89)	(234)
Plus income tax expense (benefit)	(183)	1,799	200	(51)

EBITDA	$(14,406)	$(49,691)	$1,604	$(834)
Add: provision for litigation	7,134	48,130	—	—
Add: share-based compensation	3,960	3,625	5,071	5,855
Add: litigation defense expenses	5,366	2,772	885	2,296

EBITDA adjusted for share-based compensation, litigation and damage costs	$2,054	$4,836	$7,560	$7,317

Safe-Harbor Statement
This press release contains forward-looking statements concerning, among other things, the outlook for the Company’s revenues, net loss and stock-based compensation expense for the second quarter of 2008, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements and litigation and related expenses. Forward-looking statements are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company’s Annual Report on Form 10K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.
# # #
About Limelight Networks, Inc.
Limelight Networks, Inc. (Nasdaq: LLNW) is a content delivery partner enabling the next wave of Internet business and entertainment. More than 1300 Internet, entertainment, software, and technology brands trust our robust, scalable platform to monetize their digital assets by delivering a brilliant online experience to their global audience. Our architecture bypasses the busy public Internet using a dedicated optical network that interconnects thousands of servers and delivers massive files at the speed of light — directly to the access networks that consumers use every day. Our proven network and passion for service provides our customers confidence that every object in their library will be delivered to every user, every time. For more information, visit http://www.limelightnetworks.com.
Contact:
Paul Alfieri of Limelight Networks, Inc.
+1-917-297-4241
palfieri@llnw.com